DOMENICO FUOCO, PharmD, PhD
Medicinal Chemist - Pharmaceutical expertise and biotech

Smart Medicines
a healthier future for everyone
GMP

Montreal, 23rd January 2017

To: Earth Science Tech (OTCmarkets:ETST)
President: Nickolas Tabraue
CEO (if diffèrent form the President)………………..
Address (Main office): 1117A S 21st AVE
Hollywood, FL 33020
USA

Re: Letter of mandate for the formulation service of 3 syrups based on hemp oil
Our file: 2-203-17000

Dear Michel,

Following our conversation and all the information that we have exchanged (by email, phone and texts) since the last 3 months, I am glad to accept ETST in my lab.

In order to give you the maximum of the activities and services, we should schedule as soon as possible your specific calendar and personal interventions in my lab with my team.

On my side, I will give you the maximum of the professionalism and the most advanced technology available on the market in this moment. My lab is enrolled in the WHO-GMP process at we use and offer only THE-BEST-OF-PRACTICES in our research programs. Apart the instruments owned by my lab (more than $ 400,000 CAD in value), at our floor, we have direct access 24/7 to CQIB and INRS instruments and clean rooms (more than $ 8 Million CAD in value).

All the service and the products coming out from my lab are insured for $ 2Million CAD.

The cost for this service is 45,000 CAD plus taxes to be paid in cash money before the 1st May 2017.

Payments:
23rd January 2017 – 5,000 CAD

500, Boulevard Cartier Ouest, QC, CANADA, H7V 5B7

T. 514-913-1983/ F. 514-504-2077

domenicofuoco@live.ca

14th February 2017 – 10,000 CAD
1st March 2017 – 15,000 CAD
1st April 2017 – 15,000 CAD
1st May 2017 – Status Account Revision and Taxes

Hoping the whole satisfactory, we remain,

Yours truly,

By: ______________________
Domenico Fuoco PhD, CEO Smart Medicines GMP

ACCEPTANCE OF THE PROPOSITION

This proposition is accepted as of ____January 23rd____, 2017.

EARTH SCIENCE TECH, INC.,

a Nevada corporation

NST, COO
By: ______________________
Nickolas S. Tabraue, P/D/ COO

500, Boulevard Cartier Ouest, QC, CANADA, H7V 5B7

T. 514-913-1983/ F. 514-504-2077

domenicofuoco@live.ca